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                                                        EXHIBIT 10(o)
                               AMENDMENT NO. 3
                                      TO
                       BRUSH WELLMAN INC. SUPPLEMENTAL
                           RETIREMENT BENEFIT PLAN
                           -----------------------

        Brush Wellman Inc., an Ohio corporation, pursuant to the order of its Board of Directors, hereby adopts this Amendment No. 3 to the Brush Wellman Inc. Supplemental Retirement Benefit Plan (as in effect prior to the December 1, 1992 Restatement) (the "Plan").

                                      I.

        Paragraph 4 of the Plan is amended by adding the following at the end thereof.

                C. Special Provision Applicable to Clark G. Waite:
        Notwithstanding the foregoing provisions of this paragraph 4, the following shall apply with respect to Clark G. Waite: If Clark G. Waite receives a portion of his benefit under the Salaried Plan in the form of a 100% joint and survivor annuity with his spouse, Barbara N. Waite, as contingent annuitant, and if for any limitation year of the Salaried Plan beginning after May 31, 1995, during which Mr. Waite or his spouse, Barbara N. Waite, is alive, the total of the monthly payments for such limitation year under the Salaried Plan to Mr. Waite and/or his spouse, Barbara N. Waite, are less than the applicable annual amount set forth below, the Employer shall, as soon as practicable during such limitation year but not later than the last day of such limitation year, pay to Mr. Waite or his spouse, Barbara N. Waite, as applicable, the difference between the amount of the total of the monthly payments for such limitation year under the Salaried Plan to Mr. Waite and/or his spouse, Barbara N. Waite, and the applicable annual amount for such limitation year set forth below. The applicable annual amount set forth below shall be prorated for the limitation year in which the death of the survivor of Mr. Waite, or his spouse, Barbara
        N. Waite, occurs (unless such death of the survivor occurs during the last month of such limitation year), based on the number of months in such limitation year for which monthly payments under the Salaried Plan were made to Mr. Waite and/or


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        his spouse, Barbara N. Waite, and twelve (12) months (or such other proration as shall be appropriate if such limitation year contains fewer than twelve months). In the event of any change in the limitation year of the Salaried Plan or in the event of any qualified domestic relations order affecting Mr. Waite's benefits under the Salaried Plan, appropriate adjustment(s) to prevent omission or duplication shall be made to any amount(s) payable by the Employer under this subparagraph (C).



                                                    Annual Amount from
               Limitation Year                      the Salaried Plan
               ---------------                      ------------------
        June, 1995 through May 1996                     $ 3,484.80

        June, 1996 through May 1997                     $ 3,484.80

        June, 1997 through May 1998                     $ 6,969.72

        June, 1998 through May 1999                     $10,454.52

        June, 1999 through May 2000                     $13,939.32

        June, 2000 through May 2001                     $13,939.32

        June, 2001 through May 2002                     $17,424.12

        June, 2002 through May 2003                     $20,908.92

        June, 2003 through May 2004                     $24,393.72

        Beginning After May 2004                        $38,847.36



                                     II.

        The foregoing amendment to the Plan shall be effective on an after the date of execution entered below.

        EXECUTED at Cleveland, Ohio, this 8th day of February, 1995


                                        BRUSH WELLMAN INC.

                                        By   /s/ Carl Cramer
                                           -----------------------------
                                           Title: Vice President Finance

                                        And  /s/ Michael C. Hasychak
                                           -----------------------------
                                           Title: Treasurer